Exhibit 10.10

AMENDMENT NO. 1
Dated as of
September 29, 2008

TO

AGREEMENT

between

Wegener Corporation

a Delaware corporation, and its
wholly owned subsidiary Wegener Communications, Inc.,
a Georgia corporation

and

C. Troy Woodbury, Jr.

Dated as of
May 2, 2003

This Amendment No. 1 to the Agreement dated as of May 2, 2003 (hereinafter “Amendment”) is made by and between Wegener Corporation, a Delaware corporation (the “Parent”), and its wholly owned subsidiary Wegener Communications, Inc., a Georgia corporation (“Subsidiary”) (Parent and Subsidiary hereinafter collectively referred to as “Company”) and C. Troy Woodbury, Jr. (the “Executive”).

WHEREAS, the Company and the Executive entered into an Agreement dated as of May 2, 2003 (the “Original Retention Agreement”), whereby the Executive is provided certain benefits in connection with a change in control of the Company; and

WHEREAS, the Company and the Executive have determined that it is in the mutual best interests of each to amend the Original Retention Agreement as provided for herein;

WHEREAS, in consideration of this Amendment, the Company will forego its right to give notice of nonrenewal of the Original Retention Agreement as of September 30, 2008 (but such right is preserved in future years);

NOW, THEREFORE, in consideration of the premises, and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Effectiveness of Amendment. This Amendment is executed pursuant to Section 11 of the Original Retention Agreement. This Amendment shall take effect as of September 29, 2008, the date of its execution by the Company and Executive.

2. Defined Terms. All capitalized terms used but not defined in this Amendment shall have the meanings assigned to them in the Original Retention Agreement.

3. No Other Provisions Affected. Except to the extent expressly amended by this Amendment, all of the provisions of the Original Retention Agreement shall remain in full force and effect, unaffected by this Amendment.

4. Amendment to Section 2 of the Original Retention Agreement. Section 2, entitled “Term of Agreement,” is hereby amended by substituting the term “twenty-four (24) months” for the term “thirty-six (36) months” in the last proviso of Section 2.

5. Amendment to Section 4 of the Original Retention Agreement. Section 4, entitled “The Executive’s Covenants,” is hereby amended by adding the following sentence to the end of Section 4:

“In the event that the Executive becomes entitled to the Severance Payments (as hereinafter defined) provided for in this Agreement, and the employment of the Executive is terminated, the Executive agrees to resign from the Board of Directors of the Parent, and Board of Directors of the Subsidiary (if applicable), if requested to resign by the Chairman of the Board of the Parent.”

6. Amendment to Section 6(A) of the Original Retention Agreement. Section 6, entitled “Severance Payments,” subparagraph (A), is hereby amended by substituting the term “one and one-half (1.5)” for the term “two and one-half (2.5)” in each place where the term “two and one-half (2.5)” is used in subparagraph 6(A).

7. Amendment to Section 6(C) of the Original Retention Agreement. Section 6, entitled “Severance Payments,” subparagraph (C), is hereby amended by deleting subparagraph (C) in its entirety.

8. Amendment to Section 6(D) of the Original Retention Agreement. Section 6, entitled “Severance Payments,” subparagraph (D), is hereby amended by substituting the term “an eighteen (18) month period” for the term “a thirty (30) month period” in each place where the term “a thirty (30) month period” is used in subparagraph 6(D).

9. References to the Original Retention Agreement. All references in the Original Retention Agreement or any specific provision thereof (including references that use the terms “hereto” and “hereof”), shall automatically be deemed references to the Original Retention Agreement as amended by this Amendment, without any specific references individually to any of the foregoing amendments.

10. Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same instrument.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, the parties hereto have set their hands and seals all as of the day and year first above written.

WEGENER CORPORATION

By:	/s/ Jeffrey J. Haas
Jeffrey J. Haas
Chairman of the Compensation and
Incentive Plan Committee of the
Board of Directors

WEGENER COMMUNICATIONS, INC.

By:	/s/ Robert A. Placek
Robert A. Placek
Chairman and Chief Executive Officer

EXECUTIVE

/s/ C. Troy Woodbury, Jr.
C. Troy Woodbury, Jr.

AMENDMENT NO. 1
Dated as of
September 29, 2008

TO

AGREEMENT

between

Wegener Corporation

a Delaware corporation, and its
wholly owned subsidiary Wegener Communications, Inc.,
a Georgia corporation

and

Ned L. Mountain

Dated as of
May 2, 2003

This Amendment No. 1 to the Agreement dated as of May 2, 2003 (hereinafter “Amendment”) is made by and between Wegener Corporation, a Delaware corporation (the “Parent”), and its wholly owned subsidiary Wegener Communications, Inc., a Georgia corporation (“Subsidiary”) (Parent and Subsidiary hereinafter collectively referred to as “Company”) and Ned L. Mountain (the “Executive”).

WHEREAS, the Company and the Executive entered into an Agreement dated as of May 2, 2003 (the “Original Retention Agreement”), whereby the Executive is provided certain benefits in connection with a change in control of the Company; and

WHEREAS, the Company and the Executive have determined that it is in the mutual best interests of each to amend the Original Retention Agreement as provided for herein;

WHEREAS, in consideration of this Amendment, the Company will forego its right to give notice of nonrenewal of the Original Retention Agreement as of September 30, 2008 (but such right is preserved in future years);

NOW, THEREFORE, in consideration of the premises, and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Effectiveness of Amendment. This Amendment is executed pursuant to Section 11 of the Original Retention Agreement. This Amendment shall take effect as of September 29, 2008, the date of its execution by the Company and Executive.

2. Defined Terms. All capitalized terms used but not defined in this Amendment shall have the meanings assigned to them in the Original Retention Agreement.

3. No Other Provisions Affected. Except to the extent expressly amended by this Amendment, all of the provisions of the Original Retention Agreement shall remain in full force and effect, unaffected by this Amendment.

4. Amendment to Section 2 of the Original Retention Agreement. Section 2, entitled “Term of Agreement,” is hereby amended by substituting the term “twenty-four (24) months” for the term “thirty-six (36) months” in the last proviso of Section 2.

5. Amendment to Section 4 of the Original Retention Agreement. Section 4, entitled “The Executive’s Covenants,” is hereby amended by adding the following sentence to the end of Section 4:

“In the event that the Executive becomes entitled to the Severance Payments (as hereinafter defined) provided for in this Agreement, and the employment of the Executive is terminated, the Executive agrees to resign from the Board of Directors of the Parent, and Board of Directors of the Subsidiary (if applicable), if requested to resign by the Chairman of the Board of the Parent.”

6. Amendment to Section 6(A) of the Original Retention Agreement. Section 6, entitled “Severance Payments,” subparagraph (A), is hereby amended by substituting the term “one and one-half (1.5)” for the term “two and one-half (2.5)” in each place where the term “two and one-half (2.5)” is used in subparagraph 6(A).

7. Amendment to Section 6(C) of the Original Retention Agreement. Section 6, entitled “Severance Payments,” subparagraph (C), is hereby amended by deleting subparagraph (C) in its entirety.

8. Amendment to Section 6(D) of the Original Retention Agreement. Section 6, entitled “Severance Payments,” subparagraph (D), is hereby amended by substituting the term “an eighteen (18) month period” for the term “a thirty (30) month period” in each place where the term “a thirty (30) month period” is used in subparagraph 6(D).

9. References to the Original Retention Agreement. All references in the Original Retention Agreement or any specific provision thereof (including references that use the terms “hereto” and “hereof”) shall automatically be deemed references to the Original Retention Agreement as amended by this Amendment, without any specific references individually to any of the foregoing amendments.

10. Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same instrument.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, the parties hereto have set their hands and seals all as of the day and year first above written.

WEGENER CORPORATION

By:	/s/ Jeffrey J. Haas
Jeffrey J. Haas
Chairman of the Compensation and
Incentive Plan Committee of the
Board of Directors

WEGENER COMMUNICATIONS, INC.

By:	/s/ Robert A. Placek
Robert A. Placek
Chairman and Chief Executive Officer

EXECUTIVE

/s/Ned L. Mountain
Ned L. Mountain